UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 15, 2005

                             Avalon Oil & Gas, Inc.
                             ----------------------
                    (Name of business issuer in its Charter)


              NEVADA                        1-12850             84-1168832
              ------                        -------             ----------
   (State or other jurisdiction           (Commission        (I.R.S. Employer
of incorporation or organization         File Number)       Identification No.)


                          7000 Flour Exchange Building
                             310 Fourth Avenue South
                              Minneapolis, MN 55415
                              ---------------------
                    (Address of principal executive offices)

                                 (612) 359-9020
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre- commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective November 15, 2005, Avalon Oil & Gas, Inc. (the "Registrant") dismissed Cordovano and Honeck, LLP as Registrant's independent accountants. Upon the recommendation and approval of its Board of Directors, Registrant appointed Murrell, Hall, McIntosh & Co., PLLP as Registrant's independent accountants, effective November 15, 2005.

Cordovano and Honeck, LLP reports on Registrant's March 31, 2004 and March 31, 2005 consolidated financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements with Cordovano and Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that disagreements, if not resolved to the satisfaction of Cordovano and Honeck, LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There have been no reportable events with respect to Registrant as described at
Item 304 of Regulation S-B.

On November 15, 2005, Registrant engaged Murrell, Hall, McIntosh & Co., PLLP as its certifying accountant to audit Registrant's consolidated financial statements. Registrant has not previously consulted with Murrell, Hall, McIntosh & Co., PLLP on items concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements of (ii) any subject matter of a disagreement or reportable event with Cordovano and Honeck , LLP.

Registrant is submitting a letter from Cordovano and Honeck, LLP addressed to the Securities and Exchange Commission stating whether Cordovano and Honeck, LLP agrees with the statements contained in this report as they relate to Cordovano and Honeck, LLP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
Not applicable.

     (b)      Pro forma financial information.
Not applicable

     (c)      Exhibits.

16.1 Letter of Cordovano and Honeck, LLP addressed to the Commission dated November 18, 2005.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Avalon Oil and Gas, Inc.


Date: November 18, 2005                             /s/ Kent A. Rodriguez
                                                    ----------------------------
                                                    Kent A. Rodriguez, President
                                                    (Chief Executive Officer)